UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 21, 2004

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                  35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1 Press Release, dated January 21, 2004, issued by First Merchants Corporation

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On January 21, 2004, First Merchants Corporation issued a press release to report its financial results for the year ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated:  January 21, 2004

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated January 21, 2004, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated January 21, 2004


N / E / W / S     R / E / L / E / A / S / E

January 21, 2004

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2003 RESULTS

First Merchants Corporation (NASDAQ - FRME) has reported 2003 diluted earnings per share of $1.50, down from $1.69 recorded in 2002. Net income during the period equaled $27.6 million compared to $27.8 million in 2002.

Net Interest Margin equaled 4.01 percent for the year, down 38 basis points from
4.39 in 2002. The decline in Net Interest Margin amounted to $.33 on an earnings per share basis.

Non-performing loans as a percentage of total loans equaled 1.17 percent, up from 1.09 percent in 2002. The Corporation's allowance for loan losses equaled
1.08 percent of total loans as of year-end.

Michael L. Cox, President and Chief Executive Officer, stated that, "First Merchants Corporation's management team is disappointed the legacy of 27 consecutive years of improved earnings per share has come to an end in 2003. Management has always taken pride in its ability to manage through interest rate cycles and various economic environments. However, the fact that our first down year in 28 years occurred during a 40-year low interest rate cycle and a stressed Indiana economy resulting in significant margin compression and higher charge-off's than normal is of some consolation." Cox also stated that, "We maintained a long-term focus throughout a difficult year in 2003 by not sacrificing balance sheet credit quality or asset duration in search of current year earnings. Management believes the balance sheet is positioned for the coming years."

2003 accomplishments included the formation of Merchants Trust Company on January 1st, the acquisition of CNBC Bancorp, Worthington Ohio, on March 1st, the formation of two tax advantaged investment subsidiaries on May 29th and the integration of Lafayette Bank and Trust Company's core processing system on November 7th. Additionally, in order to bring consistency of application and interpretation of all applicable banking regulations, the Corporation successfully converted six state bank charters to national charters effective January 1, 2004. All ten of the Corporation's banks are now nationally chartered bringing enhanced efficiency and consistency to the regulatory process.

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Time on Thursday, January 21, 2004. To participate dial 888-710-8192 and reference First Merchants Corporation's fourth quarter earnings release. A digital recording will be available two hours after the completion of the conference from January 21, 2004, to January 23, 2004. To access, US/Canada participants should call 800-642-1687 or for International/Local participants, call 706-645-9291 and enter the Conference I.D. 4799031.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME and is rated A+ by Standard & Poor's Corporation. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                              December 31,
                                                                        2003            2002
Assets
   Cash and due from banks                                          $    77,112     $    87,638
   Federal funds sold                                                    32,415          31,400
                                                                    -----------     -----------
   Cash and cash equivalents                                            109,527         119,038
   Interest-bearing time deposits                                         8,141           3,568
   Investment securities                                                356,797         342,062
   Mortgage loans held for sale                                           3,043          21,545
   Loans                                                              2,353,503       2,004,377
      Less: Allowance for loan losses                                   (25,493)        (22,417)
                                                                    -----------     -----------
        Net loans                                                     2,328,010       1,981,960
   Premises and equipment                                                39,639          38,645
   Federal Reserve and Federal Home Loan Bank stock                      15,502          11,409
   Interest receivable                                                   16,840          17,346
   Core deposit intangibles and goodwill                                142,723         107,217
   Cash surrender value of life insurance                                37,927          14,309
   Other assets                                                          18,663          21,588
                                                                    -----------     -----------
           Total assets                                             $ 3,076,812     $ 2,678,687
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   338,201     $   272,128
     Interest-bearing                                                 2,023,900       1,764,560
                                                                    -----------     -----------
           Total deposits                                             2,362,101       2,036,688
   Borrowings                                                           383,170         356,927
   Interest payable                                                       4,680           6,019
   Other liabilities                                                     22,896          17,924
                                                                    -----------     -----------
           Total liabilities                                          2,772,847       2,417,558
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,512,834 and 17,138,885 shares          2,314           2,142
   Additional paid-in capital                                           150,310         116,401
   Retained earnings                                                    149,096         138,110
   Accumulated other comprehensive income                                 2,245           4,476
                                                                    -----------     -----------
        Total stockholders' equity                                      303,965         261,129
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,076,812     $ 2,678,687
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended              Year Ended
(In thousands)                                     December 31,                December 31,
                                                2003          2002           2003          2002

NET CHARGE OFF'S                             $    5,396    $    2,607     $   10,128    $    6,800

AVERAGE BALANCES
  Total Assets                               $3,070,523    $2,665,016     $2,960,195    $2,406,251
  Total Loans                                 2,349,536     2,066,616      2,281,614     1,842,429
  Total Deposits                              2,361,544     2,023,698      2,257,075     1,857,053
  Total Stockholders' Equity                    302,803       261,139        293,603       237,575

FINANCIAL RATIOS
  Return on Average Assets                          .76%          .99%           .93%         1.16%
  Return on Avg. Stockholders' Equity              7.69         10.10           9.39         11.72
  Avg. Earning Assets to Avg. Assets              90.19         92.11          89.99         91.38
  Allowance for Loan Losses as %
  Of Total Loans                                   1.08          1.11           1.08          1.11
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .92           .50            .44           .37
  Dividend Payout Ratio                           74.19         57.89          60.00         50.89
  Avg. Stockholders' Equity to Avg. Assets         9.86          9.80           9.92          9.87
  Tax Equivalent Yield on Earning Assets           5.62          6.57           5.98          6.83
  Cost of Supporting Liabilities                   1.84          2.30           1.97          2.44
  Net Int. Margin (FTE) on Earning Assets          3.78          4.27           4.01          4.39



CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                        Three Months Ended            Year Ended
                                                             December 31,             December 31,
                                                          2003        2002           2003         2002
Interest income
   Loans receivable
     Taxable                                            $ 34,697    $ 34,775      $ 141,236    $ 129,279
     Tax exempt                                              195         235            707          638
   Investment securities
     Taxable                                               1,484       2,100          6,105        9,086
     Tax exempt                                            1,451       1,740          6,270        6,190
   Federal funds sold                                        148         169            487          557
   Deposits with financial institutions                       22          38             76          197
   Federal Reserve and Federal Home Loan Bank stock           39         208            649          735
                                                        --------    --------       --------     --------
       Total interest income                              38,036      39,265        155,530      146,682
                                                        --------    --------       --------     --------
Interest expense
   Deposits                                                8,303       9,934         34,858       39,700
   Securities sold under repurchase agreements               248         502          1,521        2,060
   Federal Home Loan Bank advances                         2,362       2,359          9,439        8,166
   Trust preferred securities                              1,234       1,181          4,931        3,324
   Other borrowings                                          586         154          1,639          509
                                                        --------    --------       --------     --------
        Total interest expense                            12,733      14,130         52,388       53,759
                                                        --------    --------       --------     --------
Net interest income                                       25,303      25,135        103,142       92,923
   Provision for loan losses                               1,047       2,877          9,477        7,174
                                                        --------    --------       --------     --------

Net interest income
   after provision for loan losses                        24,256      22,258         93,665       85,749
                                                        --------    --------       --------     --------
Other income
   Fiduciary activities                                    1,603       1,487          6,736        6,258
   Service charges on deposit accounts                     2,717       2,695         11,105        9,330
   Other customer fees                                     1,039         993          4,124        3,918
   Net realized gains (losses)on
     sales of available-for-sale securities                    0         169            950          739
   Commission income                                         569         586          2,668        2,203
   Earnings on cash surrender value
     of life insurance                                       446         200          1,347          689
   Net gains and fees on sales of loans                      770         722          6,388        1,712
   Other income                                              443         364          2,584        2,228
                                                        --------    --------       --------     --------
        Total other income                                 7,587       7,216         35,902       27,077
                                                        --------    --------       --------     --------

Other expenses
   Salaries and employee benefits                         12,599      10,849         50,484       39,150
   Net occupancy expenses                                  1,414         933          4,894        3,632
   Equipment expenses                                      2,217       1,861          8,073        6,709
   Marketing expense                                         538         416          1,797        1,495
   Outside data processing fees                            1,063         940          4,118        3,664
   Printing and office supplies                              466         442          1,706        1,597
   Goodwill and core deposit amortization                    923         750          3,700        2,589
   Other expenses                                          4,623       3,695         16,507       12,173
                                                        --------    --------       --------     --------
        Total other expenses                              23,843      19,886         91,279       71,009
                                                        --------    --------       --------     --------

Income before income tax                                   8,000       9,588         38,288       41,817
   Income tax expense                                      2,181       2,998         10,717       13,981
                                                        --------    --------       --------     --------
Net income                                              $  5,819    $  6,590       $ 27,571     $ 27,836
                                                        ========    ========       ========     ========

Per Share Data (1)

   Basic Net Income                                           .31         .38          1.51         1.70
   Diluted Net Income                                         .31         .38          1.50         1.69
   Cash Dividends Paid                                        .23         .22           .90          .86


(1) Restated for a five percent (5%) stock dividend distributed September 2003.


CONSOLIDATED BALANCE SHEETS

(in thousands)                                     December 31,  September 30, June 30,   March 31,  December 31,
                                                      2003          2003        2003        2003        2002
Assets
   Cash and due from banks                         $    77,112  $    87,619 $    89,126 $    81,789 $     87,638
   Federal funds sold                                   32,415            0      14,150      54,925       31,400
                                                   -----------  ----------- ----------- ----------- ------------
   Cash and cash equivalents                           109,527       87,619     103,276     136,714      119,038
   Interest-bearing time deposits                        8,141        3,789       8,777       5,170        3,568
   Investment securities                               356,797      316,852     363,103     333,692      342,062
   Mortgage loans held for sale                          3,043       12,042      15,151      13,558       21,545
   Loans                                             2,353,503    2,351,405   2,324,576   2,291,178    2,004,377
     Less: Allowance for loan losses                   (25,493)     (29,842)    (30,639)    (29,733)     (22,417)
                                                    ----------   ---------- ----------- ----------- ------------
        Net loans                                    2,328,010    2,321,563   2,293,937   2,261,445    1,981,960
   Premises and equipment                               39,639       39,475      39,313      38,861       38,645
   Federal Reserve and Federal Home Loan Bank stock     15,502       14,057      13,933      13,912       11,409
   Interest receivable                                  16,840       17,139      16,592      16,789       17,346
   Core deposit intangibles and goodwill               142,723      143,648     144,663     141,226      107,217
   Cash surrender value of life insurance               37,927       37,536      34,575      14,567       14,309
   Other assets                                         18,663       18,000      23,641      23,088       21,588
                                                   -----------  ----------- ----------- ----------- ------------
        Total assets                               $ 3,076,812  $ 3,011,720 $ 3,056,961 $ 2,999,022 $  2,678,687
                                                   ===========  =========== =========== =========== ============
Liabilities
   Deposits
     Noninterest-bearing                           $   338,201  $   316,058 $   324,735 $   289,835 $    272,128
     Interest-bearing                                2,023,900    1,994,146   1,988,593   1,996,836    1,764,560
                                                   -----------  ----------- ----------- ----------- ------------
        Total deposits                               2,362,101    2,310,204   2,313,328   2,286,671    2,036,688
   Borrowings                                          383,170      374,051     417,669     388,821      356,927
   Interest payable                                      4,680        5,200       5,494       5,694        6,019
   Other liabilities                                    22,896       21,064      19,460      28,212       17,924
                                                   -----------  ----------- ----------- ----------- ------------
        Total liabilities                            2,772,847    2,710,519   2,755,951   2,709,398    2,417,558
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,314        2,311       2,301       2,298        2,142
   Additional paid-in capital                          150,310      149,810     148,296     143,505      116,401
   Retained earnings                                   149,096      147,559     144,457     139,743      138,110
   Accumulated other comprehensive income                2,245        1,521       5,956       4,078        4,476
                                                   -----------  ----------- ----------- ----------- ------------
        Total stockholders' equity                     303,965      301,201     301,010     289,624      261,129
                                                   -----------  ----------- ----------- ----------- ------------
        Total liabilities and stockholders' equity $ 3,076,812  $ 3,011,720 $ 3,056,961 $ 2,999,022 $  2,678,687
                                                   ===========  =========== =========== =========== ============

NON-PERFORMING ASSETS

(In thousands)                          December 31,  September 30, June 30,   March 31, December 31,
                                            2003          2003         2003        2003       2002

   90 days past due                    $      6,530  $      4,790 $    5,295  $    3,552 $      6,676
   Non-accrual loans                         19,453        20,093     22,532      19,747       14,134
   Other real estate                          1,399         1,547      2,351       1,841        1,691
                                       ------------  ------------ ----------  ---------- ------------
        Total non-performing assets    $     27,382  $     26,430 $   30,178  $   25,140 $     22,501
                                       ============  ============ ==========  ========== ============

   Average total loans for the quarter $  2,349,536  $  2,348,817 $2,313,688  $2,111,056 $  2,066,616

   Total non-performing assets as a
     percent of average total loans           1.17%         1.13%      1.30%       1.19%        1.09%

   Restructured loans                  $       641   $        647 $      899  $    2,194 $      2,508


CONSOLIDATED STATEMENTS OF INCOME

                                                                      Three Months Ended
(in thousands, except share data)                  December 31, September 30, June 30,  March 31, December 31,
                                                       2003       2003       2003      2003        2002
Interest Income
   Loans receivable
     Taxable                                        $ 34,697   $ 35,607    $ 35,759   $ 35,173   $ 34,775
     Tax exempt                                          195        185         162        165        235
   Investment securities
     Taxable                                           1,484      1,342       1,600      1,679      2,100
     Tax exempt                                        1,451      1,562       1,626      1,631      1,740
   Federal funds sold                                    148         49         177        113        169
   Deposits with financial institutions                   22         13          19         22         38
   Federal Reserve and Federal Home Loan Bank stock       39        201         211        198        208
                                                    --------   --------    --------   --------   --------
       Total interest income                          38,036     38,959      39,554     38,981     39,265
                                                    --------   --------    --------   --------   --------
Interest expense
   Deposits                                            8,303      8,623       9,048      8,884      9,934
   Securities sold under repurchase agreements           248        370         454        449        502
   Federal Home Loan Bank advances                     2,362      2,409       2,395      2,273      2,359
   Trust preferred securities                          1,234      1,232       1,259      1,206      1,181
   Other borrowings                                      586        451         443        159        154
                                                    --------   --------    --------   --------   --------
        Total interest expense                        12,733     13,085      13,599     12,971     14,130
                                                    --------   --------    --------   --------   --------
Net interest income                                   25,303     25,874      25,955     26,010     25,135
   Provision for loan losses                           1,047      1,706       2,123      4,601      2,877
                                                    --------   --------    --------   --------   --------

Net interest income
after provision for loan losses                       24,256     24,168      23,832     21,409     22,258
                                                    --------   --------    --------   --------   --------
Other income
   Fiduciary activities                                1,603      1,547       1,889      1,697      1,487
   Service charges on deposit accounts                 2,717      2,861       2,743      2,784      2,695
   Other customer fees                                 1,039        961       1,036      1,088        993
   Net realized gains on sales of
     available-for-sale securities                         0        512          67        371        169
   Commission income                                     569        638         707        754        586
   Earnings on cash surrender value
     of life insurance                                   446        498         204        199        200
   Net gains and fees on sales of loans                  770      1,332       3,351        935        722
   Other income                                          443        527       1,156        458        364
                                                     --------   --------   --------    --------   -------
        Total other income                             7,587      8,876      11,153      8,286      7,216
                                                     --------   --------   --------    --------   -------

Other expenses
   Salaries and employee benefits                     12,599     13,206      12,902     11,777     10,849
   Net occupancy expenses                              1,414      1,189       1,200      1,091        933
   Equipment expenses                                  2,217      1,996       2,016      1,844      1,861
   Marketing expense                                     538        414         411        434        416
   Outside data processing fees                        1,063      1,025       1,102        928        940
   Printing and office supplies                          466        401         432        407        442
   Goodwill and core deposit amortization                923        958         991        828        750
   Other expenses                                      4,623      3,771       3,881      4,232      3,695
                                                    --------   --------    --------   --------   --------
        Total other expenses                          23,843     22,960      22,935     21,541     19,886
                                                    --------   --------    --------   --------   --------

Income before income tax                               8,000     10,084      12,050      8,154      9,588
   Income tax expense                                  2,181      2,735       3,305      2,496      2,998
                                                    --------   --------    --------   --------   --------
Net income                                          $  5,819   $  7,349    $  8,745   $  5,658   $  6,590
                                                    ========   ========    ========   ========   ========

Per Share Data(1)

   Basic Net Income                                 $    .31   $    .40    $    .48   $    .32   $    .38
   Diluted Net Income                                    .31        .39         .48        .32        .38
   Cash Dividends Paid                                   .23        .23         .22        .22        .22


(1)  Restated for a five percent (5%) stock dividend distributed September 2003.